SCHEDULE I
of Appendix II

Funds of the Trust

(as of August 6, 2026)

First Trust Income Opportunities ETF (FCEF)

First Trust Flexible Municipal High Income ETF (MFLX)

First Trust Smith Opportunistic Fixed Income ETF (FIXD)

First Trust Smith Unconstrained Bond ETF (UCON)

First Trust Low Duration Strategic Focus ETF (LDSF)

FT Vest U.S. Equity Buffer ETF – August (FAUG)

FT Vest U.S. Equity Deep Buffer ETF – August (DAUG)

FT Vest U.S. Equity Buffer ETF – November (FNOV)

FT Vest U.S. Equity Deep Buffer ETF – November (DNOV)

First Trust Active Factor Large Cap ETF (AFLC)

First Trust Active Factor Mid Cap ETF (AFMC)

First Trust Active Factor Small Cap ETF (AFSM)

FT Vest U.S. Equity Buffer ETF – February (FFEB)

FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)

First Trust Securitized Plus ETF (DEED)

FT Vest U.S. Equity Buffer ETF – May (FMAY)

FT Vest U.S. Equity Deep Buffer ETF – May (DMAY)

FT Vest U.S. Equity Buffer ETF – June (FJUN)

FT Vest U.S. Equity Deep Buffer ETF – June (DJUN)

FT Vest U.S. Equity Buffer ETF – July (FJUL)

FT Vest U.S. Equity Deep Buffer ETF – July (DJUL)

FT Vest Laddered Buffer ETF (BUFR)

FT Vest U.S. Equity Buffer ETF – September (FSEP)

FT Vest U.S. Equity Deep Buffer ETF – September (DSEP)

FT Vest U.S. Equity Buffer ETF – October (FOCT)

FT Vest U.S. Equity Deep Buffer ETF – October (DOCT)

FT International Equity Moderate Buffer ETF – December (YDEC)

FT Vest Nasdaq-100® Buffer ETF – December (QDEC)

FT Vest U.S. Equity Buffer ETF – December (FDEC)

FT Vest U.S. Equity Deep Buffer ETF – December (DDEC)

FT Vest U.S. Equity Buffer ETF – January (FJAN)

FT Vest U.S. Equity Deep Buffer ETF – January (DJAN)

FT Vest Laddered Deep Buffer ETF (BUFD)

FT Vest U.S. Equity Buffer ETF – March (FMAR)

FT Vest U.S. Equity Deep Buffer ETF – March (DMAR)

FT Vest Nasdaq-100® Buffer ETF – March (QMAR)

FT International Equity Moderate Buffer ETF – March (YMAR)

FT Vest U.S. Equity Buffer ETF – April (FAPR)

FT Vest U.S. Equity Deep Buffer ETF – April (DAPR)

First Trust Innovation Leaders ETF (ILDR)

FT Vest Nasdaq-100® Buffer ETF – June (QJUN)

FT Vest International Equity Moderate Buffer ETF – June (YJUN)

First Trust Expanded Technology ETF (XPND)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)

FT Vest Nasdaq-100® Buffer ETF – September (QSPT)

FT Vest International Equity Moderate Buffer ETF – September (YSEP)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

• FT Cayman Subsidiary VI

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

FT Vest Buffered Allocation Defensive ETF (BUFT)

FT Vest Buffered Allocation Growth ETF (BUFG)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)

FT Vest Laddered Nasdaq Buffer ETF (BUFQ)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)

FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)

FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)

First Trust Multi-Strategy Alternative ETF (LALT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)

FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)

FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)

FT Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)

FT Vest U.S. Equity Moderate Buffer ETF – May (GMAY)

FT Vest U.S. Equity Moderate Buffer ETF – June (GJUN)

FT Vest U.S. Equity Moderate Buffer ETF – July (GJUL)

FT Vest U.S. Equity Moderate Buffer ETF – August (GAUG)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)

FT Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)

FT Vest U.S. Equity Moderate Buffer ETF – September (GSEP)

FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)

FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)

FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)

FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)

FT Vest Laddered Moderate Buffer ETF (BUFZ)

First Trust Active Global Quality Income ETF (AGQI)

FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)

FT Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)

FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)

FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)

FT Vest U.S. Equity Max Buffer ETF – March (MARM)

FT Vest Nasdaq®-100 Conservative Buffer ETF – July (QCJL)

FT Vest Nasdaq®-100 Conservative Buffer ETF – October (QCOC)

FT Vest Nasdaq®-100 Conservative Buffer ETF – January (QCJA)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)

FT Vest Nasdaq®-100 Conservative Buffer ETF – April (QCAP)

FT Energy Income Partners Enhanced Income ETF (EIPI)

FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)

FT Vest Nasdaq-100 Moderate Buffer ETF – May (QMMY)

FT Vest Nasdaq-100 Moderate Buffer ETF – August (QMAG)

FT Vest Nasdaq-100 Moderate Buffer ETF – November (QMNV)

FT Vest Nasdaq-100 Moderate Buffer ETF – February (QMFE)

FT Vest U.S. Equity Max Buffer ETF – June (JUNM)

FT Vest U.S. Equity Buffer & Premium Income ETF – June (XIJN)

FT Vest U.S. Equity Equal Weight Buffer ETF – June (RSJN)

FT Vest U.S. Equity Max Buffer ETF – July (JULM)

FT Vest U.S. Equity Max Buffer ETF – August (AUGM)

FT Vest U.S. Equity Max Buffer ETF – September (SEPM)

FT Vest U.S. Equity Equal Weight Buffer ETF – September (RSSE)

FT Vest U.S. Equity Equal Weight Buffer ETF – December (RSDE)

FT Vest U.S. Equity Equal Weight Buffer ETF – March (RSMR)

FT Vest Emerging Market Buffer – September (TSEP)

FT Vest Emerging Market Buffer – December (TDEC)

FT Vest Emerging Market Buffer – March (TMAR)

FT Vest Laddered International Moderate Buffer ETF (BUFY)

FT Vest U.S. Equity Max Buffer ETF – October (OCTM)

FT Vest U.S. Equity Max Buffer ETF – November (NOVM)

FT Vest U.S. Equity Max Buffer ETF – December (DECM)

FT Vest U.S. Equity Max Buffer ETF – January (JANM)

FT Vest U.S. Equity Max Buffer ETF – February (FEBM)

FT Vest U.S. Equity Max Buffer ETF – April (APXM)

FT Vest U.S. Equity Max Buffer ETF – May (MAYM)

FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF (DHDG)

FT Vest U.S. Equity Uncapped Accelerator ETF – October (UXOC)

FT Vest U.S. Equity Uncapped Accelerator ETF – January (UXJA)

FT Vest U.S. Equity Uncapped Accelerator ETF – April (UXAP)

FT Vest U.S. Equity Quarterly Dynamic Buffer ETF (FHDG)

FT Vest U.S. Equity Quarterly Max Buffer ETF (SQMX)

FT Vest Emerging Markets Buffer ETF - June (TJUN)

FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)

FT Vest Laddered Max Buffer ETF (BUFH)

FT Confluence BDC & Specialty Finance Income ETF (FBDC)

FT Vest U.S. Equity Uncapped Accelerator ETF – July (UXJL)

FT Vest U.S. Equity Dual Directional Buffer – August (DLAG)

FT Vest U.S. Equity Dual Directional Buffer – November (DLNV)

FT Vest U.S. Equity Dual Directional Buffer – February (DLFE)

FT Vest U.S. Equity Dual Directional Buffer – May (DLMY)

FT Vest U.S. Equity Buffer & Digital Return ETF – October (DGOC)

FT Vest U.S. Equity Buffer & Digital Return ETF – January (DGJA)

FT Vest U.S. Equity Buffer & Digital Return ETF – April (DGAP)

FT Vest Laddered Emerging Markets Buffer ETF (BUFE)

FT Vest Laddered U.S. Equity Equal Weight Buffer ETF (BFEW)

FT Vest Laddered U.S. Equity Uncapped Accelerator ETF (BFXU)

First Trust Active Factor Large Cap Growth ETF (AFGR) (fka First Trust Multi-Manager Large Growth ETF (MMLG)

FT Vest Nasdaq-100 Dual Directional Buffer ETF – June (DQJN)

FT Vest Nasdaq-100 Dual Directional Buffer ETF – September (DQSE)

FT Vest Nasdaq-100 Dual Directional Buffer ETF – December (DQDE)

FT Vest Nasdaq-100 Dual Directional Buffer ETF – March (DQMR)

FT Vest U.S. Equity Buffer & Digital Return ETF – July (DGJL)

First Trust Flexible Income ETF (FFLX)

FT Vest U.S. Equity Quarterly 15 Buffer ETF (SQBA)